UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 27, 2017

Armeau Brands Inc.
(Exact name of registrant as specified in charter)

Nevada	333-191251	99-0375676
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6610 North University Drive #220, Fort Lauderdale, FL	33321
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 722-1300

___________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

As used in this Current Report on Form 8-K (this “Report”) and unless otherwise indicated, the terms “the Company,” “we,” “us” and “our” refer to Armeau Brands Inc. and, unless the context otherwise requires, its newly-acquired subsidiary, 271 Lake Davis Holdings, LLC, a Delaware limited liability company d/b/a/ SanSal (“SanSal”).

Item 1.01	Entry into a Material Definitive Agreement.

The disclosure set forth in Item 2.01 of this Current Report on Form 8-K is incorporated into this item by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On September 27, 2017 (“Closing”), the Company entered into a Securities Exchange Agreement (the “Exchange Agreement”) with all the members of SanSal (the “Members”), pursuant to which SanSal became a wholly-owned subsidiary of the Company (the “SanSal Acquisition”).

Founded in 2015, SanSal is a Colorado-based producer of natural rich-hemp products, using strict natural protocols and materials yielding broad spectrum phytocannabinoid rich hemp oils, distillates and isolates. On the SanSal farm located in the high-altitude foothills of the Rocky Mountains in southwest Colorado, SanSal grows hemp plants rooted in purity. SanSal’s proprietary genetic plants are cultivated from tissue cultures and clones using sustainable farming practices that preserve soil integrity and conserve precious Rocky Mountain water. SanSal uses neither any pesticides nor any non-natural fertilizers. SanSal is committed to natural cultivation and protecting the soil. SanSal believes that it offers superior quality natural-grown whole plant broad spectrum phytocannabinoid hemp oils and extracts in various strengths and formulations, including oils formulated to customer specifications. SanSal is licensed by the Colorado Department of Agriculture to grow industrial hemp pursuant to Federal law on its farm.

Pursuant to the Exchange Agreement, we acquired all the outstanding limited liability company interests of SanSal in exchange for the issuance to SanSal’s members, pro rata, of 7,800,000 “restricted” shares of our common stock, whereupon the holder of the Company’s currently outstanding 7,5000,000 “restricted” shares of common stock contributed those shares to the capital of the Company for cancellation. As a result of completion of the SanSal Acquisition, a “Change in Control” of the Company has taken place.

At Closing, Alexander M. Salgado and Erduis Sanabria, the members of SanSal’s management team, were appointed to the Company’s board of directors and as the Company’s Chief Executive Officer and Executive Vice President, respectively. Jaitegh Singh, Armeau’s President, then stepped down from such office and as a director, but continues with the Company as Vice President and Secretary.

Alexander M. Salgado, 51, co-founded SanSal and his served as its Chief Executive Officer since its inception in January 2015.  From 2013 to 2015, Mr. Salgado was the Chief Operating Officer of IXE Agro USA LLC, a division of a multi-national conglomerate of firms involved in the agricultural industry focused on the growing, marketing, shipping and selling of fresh produce throughout the Americas. From 2006 to 2013, Mr. Salgado was the President of Protex Investment Group LLC from 2006 to 2013, a real estate acquisition and management consultation company. Since 2000, Mr. Salgado, a board licensed Certified Public Accountant has also served as President of Alexander M. Salgado, CPA, PA, an accounting, tax and consulting firm located in Miami, Florida. Mr. Salgado holds a Bachelor’s degree in Accounting from Florida International University.

Erduis Sanabria, 45, co-founded SanSal and has served as its Executive Vice President since its inception in January 2015.  From December 2012 to August 2014, Mr. Sanabria served as the Managing Member of Pam Exchange Recycling, LLC, a company he co-founded engaged in the business of recycling aluminum products in the Dominican Republic.  During that same period, Mr. Sanabria served as Manager of Pam Exchange, LLC, a South Florida based diamond and watch trading company he founded in May 2010.

At Closing, the Company entered into employment agreements with each of Messrs. Salgado and Sanabria. Each employment agreement provides for a three-year rolling term, base salary of $150,000, increasing to $250,000 on April 1, 2018 and a grant of 166,667 vested options under the Company’s 2017 Stock Incentive Plan (the “Incentive Plan”), which was also adopted at Closing. The options are exercisable at any time during the ten (10) year period commencing on the date of grant, at an exercise price of $0.50 per share and are otherwise subject to the terms of the Incentive Plan. The employment agreements also contain customary confidentiality, non-competition and change in control provisions.

At Closing, former SanSal Members, who now hold an aggregate of 4,445,750 shares of our common stock (or 44.1% of our outstanding common stock after giving effect to the consummation of the SanSal Acquisition and the other transactions described herein), including Messrs. Salgado and Erduis, entered into a five-year voting agreement (the “Voting Agreement”), pursuant to which Messrs. Salgado and Erduis will have the right to direct the voting of their shares on all matter presented to shareholders as a vote.

Contemporaneously with completion of the SanSal Acquisition, we sold 340,000 “restricted” shares of our common stock at a purchase price of $0.50 per share to four “accredited investors” in a private offering (the “Private Offering”). The proceeds from the sale of the shares in the Private Offering are being used for working capital and other general corporate purposes.

The shares of our common stock issued in the SanSal Acquisition and the Private Offering were issued and sold pursuant to the exemption from registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended and Regulation D thereunder.

As following completion of the SanSal Acquisition, we intend to focus our business efforts on SanSal’s business, we have applied to FINRA to (a) change our corporate name to “SanSal Wellness Holdings, Inc.” (with a comparable change in our trading symbol); (b) authorize a class of “blank check” preferred stock; and (c) implement a six-for-one forward stock split.

The above summary of the SanSal Acquisition and the related transactions described above is qualified in its entirety by reference to the copies of the Exchange Agreement, the employment agreements, the Incentive Plan and the Voting Agreement, filed as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5 to this report, respectively and incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The disclosure set forth in Item 2.01 of this Current Report on Form 8-K is incorporated into this item by reference.

Item 5.01	Changes in Control of the Registrant.

The disclosure set forth in Item 2.01 of this Current Report on Form 8-K is incorporated into this item by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The disclosure set forth in Item 2.01 of this Current Report on Form 8-K is incorporated into this item by reference.

Item 8.01	Other Events.

The disclosure set forth in Item 2.01 of this Current Report on Form 8-K is incorporated into this item by reference.

Item 9.01	Financial Statements and Exhibits.

(a)       Financial statements of businesses acquired. The financial statements of SanSal for the periods specified in Rule 8-04 (b) of Regulation S-X will be filed by the registrant by amendment to this report within 75 days of the date of this report.

(b)       Pro forma financial information. The pro forma financial information required to be filed as specified in Rule 8-05 of Regulation S-X will be filed by the registrant by amendment to this report within 75 days of the date of this report.

(d)       Exhibits

Exhibit Number	Description

10.1	Securities Exchange Agreement

10.2	Employment Agreement with Alexander M. Salgado

10.3	Employment Agreement with Erduis Sanabria

10.4	2017 Stock Incentive Plan

10.5	Voting Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 2, 2017	ARMEAU BRANDS, INC.

	By:	/s/ Alexander M. Salgado
Alexander M. Salgado, Chief Executive Officer